EXECUTION VERSION

SECOND AMENDMENT TO
RECEIVABLES PURCHASE AGREEMENT

THIS SECOND AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of May 7, 2020, is entered into by and among CINCINNATI BELL FUNDING LLC (the “Seller”), CINCINNATI BELL INC., as Servicer (the “Servicer”), PNC BANK, NATIONAL ASSOCIATION (“PNC”), as buyer (the “Buyer”).

RECITALS

The parties hereto are parties to the Receivables Purchase Agreement, dated as of May 10, 2018 (as amended, amended and restated, supplemented or otherwise modified through the date hereof, the “Agreement”) and desire to amend the Agreement as hereinafter set forth.

Concurrently herewith, the Seller, the Servicer, the Buyer, and the other parties thereto are entering into that certain Third Amendment to the Receivables Financing Agreement, dated as of the date hereof (the “RFA Amendment”).

The parties hereto desire to amend the Agreement as set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.Certain Defined Terms.  Capitalized terms that are used but not defined herein shall have the meanings set forth in the Agreement.

SECTION 2.Amendments to the Agreement.  The Agreement is hereby amended as follows:

2.1Section 1(a) of the Agreement is amended and restated to read in its entirety as follows:

(a)Sales of Receivables.  From time to time during the term of this Agreement, the Seller may submit to the Buyer a request in substantially the form of Schedule I attached hereto (a “Purchase Request”) that the Buyer purchase from the Seller the Proposed Receivables described in such Purchase Request as well as the proposed Purchase Date thereof.  The Buyer, in its sole and absolute discretion, may elect to accept or reject a Purchase Request.  If the Buyer, in its sole and absolute discretion, accepts a Purchase Request, then the Buyer shall purchase, and the Seller shall sell, all of the Seller’s right, title and interest (but none of the Seller’s underlying obligations to the applicable Account Debtor) with respect to such Proposed Receivables and Related Security as of the Purchase Date (all such Proposed Receivables, once sold and purchased hereunder, collectively the “Purchased Receivables”).

2.2Section 1(d)(i) of the Agreement is amended and restated to read in its entirety as follows:

(i)the Buyer has received a Purchase Request in substantially the form of Schedule I attached hereto with respect to such Proposed Receivables by no later than 2:00 p.m. (New York time) on the Business Day prior to the applicable Purchase Date, together with any such additional supporting documentation that the Buyer may have reasonably requested;

2.3Section 1(g) of the Agreement is amended and restated to read in its entirety as follows:

(g)Successor LIBOR.

(i)Benchmark Replacement.  Notwithstanding anything to the contrary herein or in any other Transaction Document, if the Buyer determines that a Benchmark Transition Event or an Early Opt-in Event has occurred, the Buyer and the Seller may amend this Agreement to replace LIBOR with a Benchmark Replacement. Until the Benchmark Replacement is effective, Discount with respect to any Purchased Receivable determined with reference to LIBOR will continue to be determined with reference to LIBOR; provided, however, that during a Benchmark Unavailability Period, Discount with respect to each Purchased Receivable shall automatically begin to be determined with reference to the Base Rate (as defined in the Financing Agreement).

(ii)Benchmark Replacement Conforming Changes.  In connection with the implementation of a Benchmark Replacement, the Buyer will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Transaction Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement.

(iii)Notices; Standards for Decisions and Determinations. The Buyer will promptly notify the Seller of (i) the implementation of any Benchmark Replacement, (ii) the effectiveness of any Benchmark Replacement Conforming Changes and (iii) the commencement of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Buyer pursuant to this Section 1(g) including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party hereto, except, in each case, as expressly required pursuant to this Section 1(g).

(iv)Certain Defined Terms.  As used in this Section 1(g):

(1)“Benchmark Replacement” means the sum of: (a) the alternate benchmark rate that has been selected by the Buyer and the Seller giving due consideration to (i) any selection or recommendation of a replacement rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a rate of interest as a replacement to LIBOR for U.S. dollar-denominated accounts receivable purchase facilities and (b) the Benchmark Replacement Adjustment; provided that, if the Benchmark Replacement as so determined would be less than zero, the Benchmark Replacement will be deemed to be zero for the purposes of this Agreement.

(2)“Benchmark Replacement Adjustment” means, with respect to any replacement of LIBOR with an alternate benchmark rate for each applicable Discount Period, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Buyer and the Seller (a) giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of LIBOR with the Benchmark Replacement (excluding such spread adjustment) by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for such replacement of LIBOR for U.S. dollar-denominated accounts receivable purchase facilities at such time and (b) which may also reflect adjustments to account for (i) the effects of the transition from LIBOR to the Benchmark Replacement and (ii) yield- or risk-based differences between LIBOR and the Benchmark Replacement.

(3)“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Discount Period,” timing and frequency of determining rates and making payments of interest and other administrative matters) that the Buyer decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Buyer in a manner substantially consistent with market practice (or, if the Buyer decides that adoption of any portion of such market practice is not administratively feasible or if the Buyer determines that no market practice for the administration of the Benchmark Replacement exists, in such other manner of administration as the Buyer decides is reasonably necessary in connection with the administration of this Agreement).

(4)Benchmark Replacement Date” means the earlier to occur of the following events with respect to LIBOR:

a.in the case of clause a. or b. of the definition of “Benchmark Transition Event,” the later of (x) the date of the public statement or publication of information referenced therein and (y) the date on which the administrator of the

London Interbank Offered Rate for interbank deposits in USD (“USD LIBOR”) permanently or indefinitely ceases to provide USD LIBOR; or

b.in the case of clause c. of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein.

(5)“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to LIBOR:

a.a public statement or publication of information by or on behalf of the administrator of USD LIBOR announcing that such administrator has ceased or will cease to provide USD LIBOR, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide USD LIBOR;

b.a public statement or publication of information by a Governmental Authority having jurisdiction over the Buyer, the regulatory supervisor for the administrator of USD LIBOR, the U.S. Federal Reserve System, an insolvency official with jurisdiction over the administrator for USD LIBOR, a resolution authority with jurisdiction over the administrator for USD LIBOR or a court or an entity with similar insolvency or resolution authority over the administrator for USD LIBOR, which states that the administrator of USD LIBOR has ceased or will cease to provide USD LIBOR permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide USD LIBOR; or

c.a public statement or publication of information by the regulatory supervisor for the administrator of USD LIBOR or a Governmental Authority having jurisdiction over the Buyer announcing that USD LIBOR is no longer representative.

(6)“Benchmark Unavailability Period” means, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to LIBOR and solely to the extent that LIBOR (as the case may be) has not been replaced with a Benchmark Replacement, the period (x) beginning at the time that such Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced LIBOR for all purposes hereunder in accordance with this Section 1(g) and (y)

ending at the time that a Benchmark Replacement has replaced LIBOR for all purposes hereunder pursuant to this Section 1(g).

(7)“Early Opt-in Event” means a determination by the Buyer that U.S. dollar-denominated accounts receivable purchase facilities being executed at such time, or that include language similar to that contained in this Section 1(g), are being executed or amended, as applicable, to incorporate or adopt a new benchmark interest rate to replace USD LIBOR.

(8)“Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto.

2.4Section 4(c) of the Agreement is amended and restated to read in its entirety as follows:

(c)Transfer of Collections to the Buyer.  Subject to Sections 4(d), 4(e), 4(m) and 5(a) below, the Seller and Servicer covenant and agree to deposit in the Buyer’s Account all Collections and other amounts received by the Seller or Servicer (or any of their respective Affiliates) with respect to Purchased Receivables and Related Security (whether such amounts were received by the Seller or Servicer directly or were deposited in a Lock-Box Account or other account maintained by the Seller or Servicer or otherwise) without adjustment, setoff or deduction of any kind or nature on each Settlement Date; provided, if on any Settlement Date, the total Collections received or deemed received by the Seller and Servicer with respect to a Purchased Receivable exceed the sum of (i) the Net Invoice Amount of such Purchased Receivable plus (ii) all fees, expenses and other amounts owing to the Buyer with respect to such Purchased Receivable, the Seller and Servicer may deduct such excess amount up to the Deferred Purchase Price Amount with respect to such Purchased Receivable and, upon such deduction, all obligations of the Buyer to deliver such Deferred Purchase Price Amount to the Seller shall be deemed satisfied. Until remitted to the Buyer’s Account, the Seller or Servicer will hold such funds in trust as the Buyer’s exclusive property and safeguard such funds for the benefit of the Buyer.

2.5Section 4(g) of the Agreement is amended and restated to read in its entirety as follows:

(g)Collection Report.  (i) On each Reporting Date and (ii) concurrently with each request by the Seller for a return of payments received by the Buyer that do not represent Collections on Purchased Receivables or Related Security in accordance with Section 4(d), the Servicer shall provide to the Buyer, in form and substance reasonably satisfactory to the Buyer, a full reconciliation of all Collections and adjustments (including repurchases thereof, Servicer Incentive Fees, indemnifications and setoffs with respect thereto, if any) with respect to each

Purchased Receivable and Related Security of an Account Debtor for which Collections were received (each, a “Collection Report”).

2.6Section 4(m) of the Agreement is amended and restated to read in its entirety as follows:

(m)Netting of Payments. The parties hereto agree that on each Settlement Date, for administrative convenience, the parties shall net the obligations of the Buyer to the Seller with respect to the payment of the Purchase Price of any Receivable the Purchase Date of which is such Settlement Date against the obligations of the Seller and the Servicer to the Buyer (including with respect to the remittance of Collections in accordance with Section 4(c)) and transfer the net amount via a single wire payment. To the extent that the obligations of the Seller and the Servicer to the Buyer described in the foregoing sentence exceed the obligations of the Buyer to the Seller described in the foregoing sentence, the Seller or the Servicer shall transfer the net amount to the Buyer in accordance with Section 4(c); to the extent that the obligations of the Buyer to the Seller described in the foregoing sentence exceed the obligations of the Seller and the Servicer to the Buyer in the foregoing sentence, the Buyer shall transfer the net amount to the Seller in accordance with Section 1(e). Such amounts shall be determined by the Buyer and all such determinations shall be conclusive absent manifest error.  For the avoidance of doubt, no netting of payments shall occur on any Purchase Date that is not a Settlement Date.

2.7Schedule I of the Agreement is hereby replaced in its entirety with Schedule I attached hereto.

2.8Schedule II of the Agreement is hereby replaced in its entirety with Schedule II attached hereto.

2.9The following new defined terms are added to Exhibit A of the Agreement in appropriate alphabetical order:

“Additional Reporting Date” means each Business Day next preceding an Additional Settlement Date.

“Additional Settlement Date” means any Business Day (i) notified to the Buyer by the Servicer upon at least one (1) Business Day’s notice and (ii) approved by the Buyer in its sole discretion.

“Reporting Date” means (i) each Weekly Reporting Date and (ii) each Additional Reporting Date.

“Settlement Date” means (i) each Weekly Settlement Date and (ii) each Additional Settlement Date.

2.10Clause (n) of Exhibit F is amended and restated to read in its entirety as follows:

(n)The Servicer shall fail to deliver a Collection Report in accordance with Section 4(g) and such failure shall remain unremedied for one (1) Business Day after the related Reporting Date.

SECTION 3.Representations and Warranties.  Each of the Seller and the Servicer hereby represents and warrants to the Buyer as follows:

3.1Representations and Warranties.  The representations and warranties made by it in the Transaction Documents are true and correct as of the date hereof and after giving effect to this Amendment (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).

3.2Enforceability.  The execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within its organizational powers and have been duly authorized by all necessary organizational action on its part.  This Amendment and the Agreement, as amended hereby, are such Person’s valid and legally binding obligations, enforceable in accordance with its terms.

3.3No Default. After giving effect to this Amendment, no Servicer Termination Event exists or shall exist.

SECTION 4.Effect of Amendment.  All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.

SECTION 5.Effectiveness.  This Amendment shall become effective as of the date hereof upon the Buyer’s receipt of duly executed counterparts of this Amendment from each of the parties hereto.

SECTION 6.Counterparts.  This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.  Delivery by facsimile or email of an executed signature page of this Amendment shall be effective as delivery of an executed counterpart hereof.

SECTION 7.Governing Law.  THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

SECTION 8.Severability.  If any one or more of the agreements, provisions or terms of this Amendment shall for any reason whatsoever be held invalid or unenforceable, then such agreements, provisions or terms shall be deemed severable from the remaining agreements, provisions and terms of this Amendment and shall in no way affect the validity or enforceability of the provisions of this Amendment or the Agreement.

SECTION 9.Section Headings.  The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.

SECTION 10.Consents.  The Buyer hereby consents to the Seller’s and Servicer’s execution and delivery of the RFA Amendment and the performance of its respective obligations thereunder.

(Signature pages follow)

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

CINCINNATI BELL FUNDING LLC,

as Seller

By: /s/ Joshua T. Duckworth
Name: Joshua T.  Duckworth
Title: Vice President of Treasury,
Corporate Finance and Investor Relations

CINCINNATI BELL INC.,

as Servicer

By: /s/ Joshua T. Duckworth
Name: Joshua T.  Duckworth
Title: Vice President of Treasury,
Corporate Finance and Investor Relations

PNC BANK, NATIONAL ASSOCIATION,

as Buyer

By: /s/ Michael Brown
Name: Michael Brown
Title: Senior Vice President